                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Superior Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

TO OUR STOCKHOLDERS:

  The annual meeting of the stockholders of Superior Financial Corp. will be held at 10:00 a.m., Wednesday, May 12, 1999, at 5000 Rogers Avenue Fort Smith, Arkansas.

  Enclosed is the notice of the meeting, a proxy statement, a proxy card and Superior's Annual Report on Form 10-K. We hope that you will study the enclosed material carefully and attend the meeting in person.

  Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of Superior Financial Corp. at any time prior to the voting thereof. Thank you for your support.

                                          Sincerely,

                                                /s/ C. Stanley Bailey
                                          -------------------------------------
                                                    C. Stanley Bailey
                                             Chairman of the Board and Chief
                                                    Executive Officer

April 12, 1999

                                    NOTICE
                                    of the
                        ANNUAL MEETING OF STOCKHOLDERS
                                      of
                           Superior Financial Corp.
                            To Be Held May 12, 1999

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Superior Financial Corp. ("Superior"), a Delaware corporation, will be held at 5000 Rogers Avenue, Fort Smith Arkansas, on Wednesday, May 12, 1999, at 10:00 a.m., central time, for the following purposes:

  1. To elect the nominees named in the Proxy Statement as directors to serve for a term of one year.

  2. To approve the adoption of the 1998 Long Term Incentive Plan (the "Incentive Plan").

  3. To ratify the selection of Ernst & Young LLP as Superior's independent auditors.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

  These matters are discussed in detail in the accompanying proxy statement. Only stockholders of record at the close of business on March 31, 1999, will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open for examination by any stockholder at Superior's principal office at 5000 Rogers Avenue, Fort Smith, Arkansas, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

  All stockholders of Superior are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                                  /s/ C. Stanley Bailey
                                          --------------------------------------
                                                    C. Stanley Bailey
                                             Chairman of the Board and Chief
                                                    Executive Officer

April 12, 1999

                           Superior Financial Corp.
                              5000 Rogers Avenue
                          Fort Smith, Arkansas 72917
                           Telephone: (501) 484-4305

                                PROXY STATEMENT
                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement and the accompanying proxy are furnished on or about April 12, 1999, by Superior Financial Corp. ("Superior") to the holders of record of common stock, par value $0.01, of Superior (the "Common Stock") in connection with the annual meeting of Superior's stockholders and any adjournments thereof (the "Annual Meeting") to be held on Wednesday, May 12, 1999, at 5000 Rogers Avenue, Fort Smith, Arkansas. The matters to be considered and acted upon, including the election of directors, approval of the 1998 Long Term Incentive Plan (the "Incentive Plan") and the ratification of Ernst & Young LLP as Superior's independent auditors are described herein.

  The Board of Directors of Superior (the "Board") recommends the election of the five director-nominees named in this Proxy Statement for a term of one year, approval of the Incentive Plan and ratification of Ernst & Young LLP as Superior's independent auditors.

  The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of Superior, or by executing and submitting a later dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR approval of the Incentive Plan, FOR ratification of Ernst & Young LLP as Superior's independent auditors and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

  Superior will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or electronic communication. Banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. Superior may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

  This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 31, 1999. Only those holders are eligible to vote at the Annual Meeting.

  Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Principal Stockholders

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 1999 by each person of record believed by Superior to own beneficially 5% or more of the Common Stock.

                                                         Number      Percentage
                                                           of       Beneficially
                            Name                         Shares        Owned
                            ----                         -------    ------------
     Bosworth & Co...................................... 550,000        5.46
     Keefe, Bruyette & Woods, Inc. ..................... 552,083        5.48
     Morgan Stanley & Co................................ 550,000        5.46
     Oz Master Fund, Ltd................................ 600,000        5.95
     Steven N. Stein(1)................................. 577,600(1)     5.73
     Alexander D. Warm(1)............................... 537,100(1)     5.33
     Wellington Management Company...................... 550,000        5.46
     Whiting & Co....................................... 550,000        5.46

--------
(1) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive Officers and principal stockholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 537,100 shares of Common Stock, and Stanley L. Viagran, who owns 30,000 shares of Common Stock are the remaining directors and shareholders of Financial Stocks, Inc., which is a general partner and investment manager of certain investment funds, including Vine Street Exchange Fund, L. P., which owns 312,500 shares of Common Stock. John M Stein and Steven N. Stein are brothers. Alexander D. Warm and Stuart E. Warm, who owns 20,000 shares of Common Stock, are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other. Alexander D. Warm and Stuart E. Warm each disclaim any ownership of Common Stock held by the other.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 1999 by each director and each executive officer, and all directors and executive officers as a group.

                                                         Number      Percentage
                                                           of       Beneficially
        Name                                             Shares        Owned
        ----                                             -------    ------------
     C. Stanley Bailey.................................. 299,166(1)     2.88
     Rick D. Gardner....................................   1,385(2)      *
     Boyd W. Hendrickson................................     --          *
     C. Marvin Scott....................................  97,500(2)     1.00
     John M. Stein...................................... 160,800(3)     1.60
     David E. Stubblefield..............................  10,000         *
     Officers and Directors as a Group.................. 568,851        5.43

--------
 *  Represents less than 1%

(1) Includes 195,000 shares of Common Stock subject to stock options, 49,398 shares held jointly by Mr. Bailey and his wife Virginia H. Bailey and 10,316 shares held in Mrs. Bailey's IRA.

(2)  Represents shares of Common Stock subject to stock options.

(3) John M. Stein, a director of Superior, and Steven N. Stein, a principal shareholder of Superior, are directors, executive officers and principal shareholders of Financial Stocks, Inc. Alexander D. Warm, who is the beneficial owner of 537,100 shares of Common Stock, and Stanley L. Viagran, who owns 30,000 shares of the Common Stock, are the remaining directors and shareholders of Financial Stocks, Inc. Financial Stocks, Inc. is a general partner and investment manager of certain investments funds, including Vine Street Exchange Fund, L.P., which owns 312,500 shares of Common Stock. Steven N. Stein and John M. Stein are brothers. Alexander D. Warm and Stuart E. Warm, who owns 20,000 shares of Common Stock, are brothers. Steven N. Stein and John M. Stein each disclaim any ownership of Common Stock held by the other. Alexander D. Warm and Stuart
     E. Warm each disclaim any ownership of Common Stock held by the other.

                             ELECTION OF DIRECTORS

  The Board recommends that the stockholders elect the five persons named below to hold office for the term of one year, or until their successors are elected and qualified. Superior's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons.

  If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. Superior's management knows of no reason why any person would be unavailable or unable to serve as a director.

  Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

  The bylaws of Superior contain certain limitations on stockholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Stockholders' Meetings."

  The following table provides certain biographical information about each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

    DIRECTORS TO BE NOMINATED ON BEHALF OF THE BOARD FOR A TERM OF ONE YEAR

                         Position and Office Held with   Present and Principal
   Name, Age and Year    Superior and Superior Federal  Occupation for the Last
     Became Director             Bank, F.S.B.                 Five Years
   ------------------    ----------------------------  ------------------------
 C. Stanley Bailey*..... Chairman of the Board, Chief  Chief Financial Officer
  49, 1998                Executive Officer of both     and Executive Vice
                          Superior and Superior         President of Hancock
                          Federal Bank, F.S.B.          Holding Company and
                                                        Hancock Bank, Gulfport,
                                                        Mississippi, 1995-1998,
                                                        Vice Chairman of the
                                                        Board of Director,
                                                        AmSouth Bancorporation
                                                        and AmSouth Bank,
                                                        Birmingham, Alabama
                                                        1971-1994

 C. Marvin Scott*....... President and Director, of    Chief Retail Officer and
  49, 1998                both Superior and Superior    Senior Vice President,
                          Federal Bank, F.S.B.          Hancock Holding Company
                                                        and Hancock Bank,
                                                        Gulfport Mississippi,
                                                        1996-1998; Executive
                                                        Vice President--
                                                        Consumer Banking,
                                                        AmSouth Bank
                                                        Birmingham, Alabama
                                                        1988-1996.

 Boyd W. Hendrickson.... Director of Superior and      President and Chief
  54, 1998                Superior Federal Bank,        Operating Officer of
                          F.S.B.                        Beverly Enterprises,
                                                        Inc. Fort Smith,
                                                        Arkansas

 John M. Stein.......... Director of Superior and      President, Financial
  32, 1998                Superior Federal Bank,        Stocks, Inc.,
                          F.S.B.                        Cincinnati, Ohio; Vice
                                                        President; Bankers
                                                        Trust Company, New
                                                        York, New York, 1993-
                                                        1995.

 David E. Stubblefield.. Director of Superior and      President and Chief
  62, 1998                Superior Federal Bank,        Executive Officer ABF
                          F.S.B. since 1994             Freight System, Inc.

--------
*  Indicates that the director/nominee is also an executive officer.

  The Board of Directors has established audit and compensation committees. The Audit Committee currently consists of Messrs. Stubblefield and Hendrickson, neither of whom is an employee of Superior. The

Audit Committee reviews the general scope of the audit conducted by Superior's independent auditors, the fees charged for their work and matters relating to Superior's internal control systems. In performing its functions, the Audit Committee meets separately with representatives of Superior's independent auditors, with Superior's internal auditors and with representatives of senior management.

  The Compensation Committee currently consists of Messrs. Stein, Stubblefield and Hendrickson, none of whom is an employee of Superior. The Compensation Committee administers Superior stock option plans and grants options and other awards to company employees under such plans. In addition, the Compensation Committee is responsible for establishing of policies dealing with various compensation and employee benefit matters of Superior.

  Superior has no nominating committee.

  During 1998, the Board met six times. All directors attended 75% or more of these meetings, plus meetings of committees of the Board on which they served.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires Superior directors, certain officers and 10% stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are required by SEC regulations to furnish Superior with copies of all Section 16(a) reports they file, initial reports on Form 3 and 5 which are filed with the SEC annually.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, Superior believes that during 1998 all filings applicable to its officers, directors and 10% stockholders were made timely.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

  The Compensation Committee Currently consists of Messrs. Stein, Stubblefield and Hendrickson, none of whom is an employee of Superior. Before the formation of the Compensation Committee, and in connection with the acquisition, Messrs. Bailey and Scott negotiated their respective employment agreements with the lead Investor and the Placement Agent, each of whom is a principal shareholder. See "--Employment Agreements."

OTHER TRANSACTIONS--LOANS

  Certain directors, officers and principal shareholders of Superior and their affiliated interests were customers of and had transactions with Superior Federal Bank, F.S.B. (the "Bank") in the ordinary course of business; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from the Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

DIRECTOR COMPENSATION

  Directors of Superior and the Bank receive fees of $500 for each Board meeting of each entity attended. Members of committees of Superior and the Bank receive fees of $200 for each committee meeting attended. Superior paid no directors fees in 1997. All of the directors of Superior also serve as directors of the Bank. Fees paid to directors of Superior for their services as directors of the Bank or as directors of Superior totaled $14,150 in 1998.

                            EXECUTIVE COMPENSATION
                             And Other Information

  The following table provides certain summary information concerning compensation paid or accrued by Superior to or on behalf of Superior's Chairman of the Board and Chief Executive Officer and the two most highly compensated executive officers of Superior. No information is given for 1996 or 1997 because Superior was not organized until 1997, and no executive compensation was paid until 1998.

                                                         Long Term
                         ANNUAL COMPENSATION        COMPENSATION AWARDS
                         ----------------------    ---------------------
                                                              SECURITIES
                                                   RESTRICTED UNDERLYING
        NAME AND              SALARY     BONUS       STOCK     OPTIONS      ALL OTHER
   PRINCIPAL POSITION    YEAR   ($)       ($)      AWARDS ($)    (#)       COMPENSATION
   ------------------    ---- -------    ------    ---------- ----------   ------------
C. Stanley Bailey....... 1998 225,000    56,250       --       487,500(2)        *
 Chairman and CEO

C. Marvin Scott......... 1998 150,000    37,500       --       243,750(2)        *
 President

Rick D. Gardner......... 1998 125,000(1)  5,889(1)    --         5,540           *
 Chief Financial Officer

--------
 * Does not include amounts attributable to miscellaneous benefits received by the named officers. The costs of providing such benefits to the named officers for the year ended 1998 are not anticipated to exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.

(1) Mr. Gardner joined Superior on September 21, 1998. The salary given here represents his annualized base salary. The bonus represents amounts actually paid in relation to 1998 employment.

(2) Represents options granted to Messrs. Bailey, Scott and Gardner on December 22, 1997, January 9, 1998 and September 21, 1998, respectively. The exercise price $10.00 per share with respect to options held by Mr. Bailey and Mr. Scott and is $10.83 with respect to options held by Mr. Gardner.

STOCK OPTION PLANS

  Superior adopted the Incentive Plan on June 17, 1998. The Incentive Plan is an omnibus plan administered by the Compensation Committee to provide equity-based incentive compensation for Superior's key employees. It provides for issuance of incentive stock options, qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Incentive Plan also provides for issuance of stock appreciation rights, whether in tandem with options or separately, and awards of restricted shares subject to time-based restrictions and/or performance goals. The Incentive Plan will be submitted to the stockholders for ratification at the Annual Meeting. See "Approval of Incentive Plan."

  The Incentive Plan imposes a limit on the total number of shares that may be issued during the ten-year term of the Incentive Plan equal to 10% of the number of shares outstanding as of December 31, 1998. It imposes a limit on the number of awards that may be granted to all employees in any one calendar year equal to 1% of the number of shares outstanding on December 31, 1998. On that date there were 10,080,503 shares of Common Stock outstanding. Finally, the Incentive Plan limits the number of restricted stock awards that may be granted each year, which are time-based restricted only (i.e., without regard to any performance goals), to a number of shares equal to .33% (one-third of one percent) of the number of shares outstanding on December 31, 1998.

  Each award is non-transferrable during the life of the employee, except as permitted by the Compensation Committee to the employee's family or a trust for the employee's family. The awards do not create a right to employment. Upon a change in control of Superior any vesting schedules and performance goals are deemed satisfied.

  As discussed further below, options were granted to Mr. Bailey and Mr. Scott pursuant to their Founder's Agreements and Employment Agreements, respectively. Those options were issued before adoption of the Incentive Plan by Superior's Board and, therefore, are non-qualified stock options. They have not been issued pursuant to the Incentive Plan.

Options

  The following table shows certain information respecting exercised and unexercised options for Common Stock held by Superior executive officers at December 31, 1998. Certain options have been granted pursuant to a performance based vesting schedule which only permits the holder to exercise a portion of his or her options upon accomplishing pre-defined levels of stock price performance.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                                 NUMBER OF
                                                                SECURITIES       VALUE OF
                                                                UNDERLYING     UNEXERCISED
                                                                UNEXERCISED    IN-THE-MONEY
                                                                OPTIONS AT      OPTIONS AT
                                                               DECEMBER 31,    DECEMBER 31,
                                                                   1998            1998(2)
                                                              --------------- --------------
                              SHARES ACQUIRED      VALUE       EXERCISABLE/    EXERCISABLE/
                              ON EXERCISE (#) REALIZED ($)(1)  UNEXERCISABLE  UNEXERCISABLE
                              --------------- --------------- --------------- --------------
     C. Stanley Bailey.......       --              --        195,000/292,500 $19,500/29,250
     C. Marvin Scott.........       --              --         97,500/146,250 $ 9,750/14,625
     Rick D. Gardner.........       --              --            1,385/4,155            --

--------
(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise. No options had been exercised as of December 31, 1998.

(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 1998. Because there was no market for the Common Stock as of December 31, 1998, the Common Stock's book value of $10.10 as of that date has been used to represent the Common Stock's fair market value.

  The following table shows certain information respecting grants of options respecting Common Stock to certain executive officers of Superior during 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                           POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL
                                INDIVIDUAL GRANTS        RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
                         ------------------------------- -------------------------------------------------
                                     PERCENT OF
                                       TOTAL
                          NUMBER OF   OPTIONS
                         SECURITIES  GRANTED TO EXERCISE   MARKET
                         UNDERLYING  EMPLOYEES  OR BASE    PRICE
                           OPTIONS   IN FISCAL   PRICE    ON DATE     EXPIRATION   0%
NAME                     GRANTED (#)    YEAR     ($/SH)   OF GRANT       DATE      ($)  5% ($)    10% ($)
----                     ----------- ---------- -------- ---------- -------------- --- --------- ---------
C. Marvin Scott.........   243,750      89.1     $10.00  $10.00 (1) January, 2008    0 1,344,000 3,310,000
Rick D. Gardner.........     5,540       2.0     $10.83   10.10 (2) November, 2008   0    27,000    72,000

--------
(1) Because there was no market for the Common Stock on such date, the maximum price that was paid for the Common Stock in the Private Placement on April 1, 1998 has been used to represent the market price for the purposes of this table.

(2) Because there was no market for the Common Stock on such date, the Common Stock's book value as of December 31, 1998 has been used to represent the market price for the purposes of this table.

EMPLOYMENT AGREEMENTS

  Superior and Mr. Bailey have entered into an employment agreement which provides, among other things, that Mr. Bailey serve as the Chairman of the Board of Directors and Chief Executive Officer of Superior and the Bank for an initial term of employment of three years at an initial base annual salary of $225,000 and an initial targeted annual bonus of $75,000 based upon the achievement of certain performance goals. Mr. Bailey is also entitled to receive options to acquire 487,500 shares of Common Stock, or 5% of the shares of Common Stock issued and outstanding. The exercise price of such options is $ 10.00 per share.

  Superior and Mr. Scott have entered into an agreement which provides, among other things, that Mr. Scott serve as the President of Superior and the Bank for an initial base annual salary of $150,000 and an entitled to receive options to acquire 243,750 shares of Common Stock, 2.5% of the shares of Common Stock issued and outstanding. The exercise price of such options is $10.00 per share.

  Mr. Gardner has entered into an agreement dated September 21, 1998 to serve as Superior's and the Bank's Chief Financial Officer. He is entitled to receive compensation $125,000 annual base salary and bonuses of up to 50% of base salary, with a targeted payout of 30%, if the Bank achieves certain performance goals. He received stock options covering 5,540 shares of Common Stock, subject to certain vesting requirements. The exercise price of the options is $10.83.

  Superior has agreed with each of Mr. Bailey, Mr. Scott and Mr. Gardner to pay certain severance benefits upon a change of control of Superior. A change of control is defined for this purpose as the occurrence of a transaction the result of which is that more than 25% of the outstanding shares of Common Stock (or a successor or parent) are acquired by any person, entity or group acting in concert, which before the transaction, owned less than 25% of the outstanding shares of the Common Stock. In the event of a change of control, Mr. Bailey will be entitled to receive, subject to Section 280(g) of the Internal Revenue Code of 1986, as amended, an amount equal to three times his total compensation for the preceding 12 months. Each of Mr. Scott and Mr. Gardner will be entitled to receive, respectively, an amount equal 2.99 times his total compensation for the preceding 12 months.

BENEFIT PLAN

  Superior has established a contributory profit sharing plan pursuant to
Section 401(k) of the Code covering substantially all employees (the "Plan"). Superior is the Plan administrator and investment advisor, and Capital Guardian serves as the Plan's trustee. Each year Superior determines, at its discretion, the amount of matching contributions not to exceed 6% of the employee's annual compensation vesting ratably over a four year period. Total Plan expenses charged to Superior's operations for 1998 were $203,863.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

  Mr. Bailey, Mr. Scott and Mr. Gardner have entered into employment agreements with Superior. These agreements provide, among other things, that each of them is entitled to receive options to acquire shares of Common Stock pursuant to a vesting schedule determined by the occurrence of certain events. See "--Employment Agreements."

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee consists of Boyd W. Henderson, John M. Stein and David E. Stubblefield, none of whom is an employee of Superior or the Bank. The committee reviews and determines cash compensation of executive officers of Superior.

COMPENSATION PRINCIPLES

  The committee determines executive compensation in accordance with five principles: (1) Superior's financial performance measured against attainment of Superior's business goals and the performance of peer-group institutions; (2) the competitiveness of executive compensation with Superior's peers; (3) the encouragement of stock ownership of management; (4) the individual performance of each executive officer; and (5) recommendations by the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

1998 COMPENSATION

  Compensation in 1998 for executive officers, including the Chief Executive Officer, was negotiated in connection with their initial employment by Superior. The terms of such compensation are set forth in employment agreements. See "--Employment Agreements."

STOCK AWARDS

  Certain stock awards to Mr. Bailey, Mr. Scott and Mr. Gardner are governed by the terms of their employment agreements. See "--Employment Agreements."

  This foregoing report is submitted by the compensation committee.

                                  COMMITTEE:
                                 JOHN M. STEIN
                               BOYD W. HENDERSON
                             DAVID E. STUBBLEFIELD

PERFORMANCE GRAPH

  Because there was no public market for the Common Stock until February 1999, the performance graph normally required by Item 402(1) of Regulation S-K has been omitted.

                          APPROVAL OF INCENTIVE PLAN

THE INCENTIVE PLAN

  The following is a brief description of the Incentive Plan, a complete copy of which is attached to this Proxy Statement as Appendix A.

  The Incentive Plan imposes a limit on the total number of shares that may be issued during the 10-year term of the Incentive Plan equal to 10% of the number of shares outstanding as of December 31, 1998. It imposes a limit on the number of Awards that may be granted to all employees in any one calendar year equal to 1% of the number of shares outstanding on December 31, 1998. Finally, the Incentive Plan limits the number of restricted stock awards that may be granted each year, which are time-based restricted only (i.e., without regard to any performance goals), to a number of shares equal to 0.33% (one-third of 1%) of the number of shares outstanding on December 31, 1998. On December 31, 1998, there were 10,080,503 shares of Common Stock outstanding.

  Each Award is non-transferrable during the life of the employee, except as permitted by the Compensation Committee in certain cases to the employee's family or a trust for the employee's family. The Awards do not create a right to employment. Upon a change of control of Superior, any vesting schedules and performance goals are deemed satisfied, performance shares may be paid in cash, and employees may elect during a limited period of time to receive cash upon exercise of a cash option or an incentive stock option.

  Awards of options, SARs and restricted stock and performance shares are subject to such vesting schedules and other restrictions as the Compensation Committee may determine at the time of grant. It is expected, however, that all awards will be subject either to a time-based vesting schedule or a performance-based vesting schedule. The exercise price of all stock options, whether incentive stock options or non-qualified stock options, will be not less than the fair market value of Superior's common stock on the date of the grant. Similarly, all stock appreciation rights will be based on the fair market value of Superior's common stock on the date of grant. Incentive stock options and stock appreciation rights shall have a term not to exceed ten years.

  Each Award under the incentive plan to an employee will be evidenced by a written award agreement, executed by Superior and the employee.

  The Board retains the right to terminate the Incentive Plan and may amend or modify the plan, but not in a manner that would adversely effect outstanding awards.

CERTAIN TAX CONSEQUENCES

  The following is a brief summary of the federal income tax consequences to the holder of an incentive stock option ("ISO"), a non-qualified stock option ("NSO"), stock appreciation rights ("SARs"), and restricted shares. The summary may not address all tax consequences that may be relevant to a particular employee. This summary is not intended to be exhaustive and does not describe state and local tax consequences. Employees are strongly urged to consult their tax advisors concerning the particular federal, state, local or foreign tax consequences to them of the transactions described below.

  Options granted as ISOs are intended to qualify under Section 422 of the Code. An employee generally will not recognize income upon the grant or exercise of an ISO. If shares issued to an employee pursuant to the exercise of an ISO are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the exercise of the option, then upon the sale of the shares any amount realized in excess of the exercise price generally will be taxed to the employee as capital gain, and any loss will be a capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the employee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price. Any further gain (or loss) realized by the employee generally will be taxed as capital gain (or loss). In addition, if an employee is subject to federal "alternative minimum tax," the exercise of an ISO will be treated essentially the same as a NSO for purposes of the alternative minimum tax.

  An employee will not recognize income at the time a NSO is granted. At the time of exercise, the employee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon a later sale of those shares, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

  In general, a recipient of a SAR will not recognize income at the time a SAR is granted. At the time of exercise, however, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the number of shares on which the SAR is based at the date of grant and the fair market value of the shares on the date of exercise.

  A recipient of restricted stock, whether subject to a time-based vesting schedule or a performance-based vesting schedule, generally will not recognize income at the time the restricted stock is granted. The recipient generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares over the amount paid for the shares, if any. The recipient will recognize the income on the date that the restricted shares become vested provided that the stock is not transferrable before such time.
Section 16(b) of the Securities Exchange Act of 1934 generally will defer for six months the recognition of income for persons subject to such Section 16(b). Any gain (or loss) realized by the holder of the restricted stock pursuant to a subsequent disposition of the shares generally will be taxed as capital gain (or loss). Alternatively, the recipient of the restricted stock or performance shares may elect to recognize as ordinary income on the date of the transfer of the shares the difference between the fair market value of the shares on that date and the amount paid for such shares, if any. If such election is made, any further appreciation (or depreciation) in the value of the shares after the date of transfer generally will be treated as capital gain (or loss).

  To the extent that an employee recognizes ordinary income in the circumstances described above, Superior or the subsidiary for which the employee performs services, will be entitled to a corresponding tax deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

VOTE REQUIRED

  Approval of the Incentive Plan ( Proposal 2 on the proxy card ) requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes, therefore, will have the same effect as a vote against approval. THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

                      RATIFICATION OF INDEPENDENT AUDITOR

  In March 1998, management of the Superior recommended that Ernst & Young LLP serve as Superior's independent auditors and replace Deloitte & Touche LLP as the Bank's independent auditors. The Board of Directors approved retaining Ernst & Young LLP in March 1998. No report by Deloitte & Touche LLP on Superior's financial statements for either of 1996 or 1997 contained an adverse opinion, disclaimer of opinion, modification or qualification. During the last two fiscal years there were no disagreements between Superior and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

  Superior has selected the firm of Ernst & Young LLP to act as its and the Bank's independent auditors for 1999. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to and to answer questions from stockholders.

  Ratification of the selection of Ernst & Young LLP (Proposal 3 on the proxy card) requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The Board recommends a vote for the ratification of Ernst & Young LLP.

         BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS' MEETINGS

  Superior's bylaws contain two provisions relating to the conduct of stockholders' meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the secretary of Superior not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting or the 20th day following the day on which public announcement of the date of such meeting is first made.

  As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of Superior owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

  The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of Superior. The procedures do not prohibit or apply to stockholder proposals under SEC rule 14a-8 as described at "Proposals of Stockholders."

  The second provision of Superior's bylaws relates to the conduct of the business at a stockholder meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF STOCKHOLDERS

  Subject to certain rules of the SEC, proposals by stockholders intended to be presented at Superior's, 2000 annual meeting of stockholders must be received at Superior's principal executive offices not less than 120 calendar days in advance of April 12, 2000 (December 13, 1999) for inclusion in the proxy or information statement relating to the 2000 annual meeting.

                                 OTHER MATTERS

  Superior does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

  Superior has furnished without charge to its stockholders, herewith, a copy of its annual report on Form 10-K, including Superior financial statements and schedules, required to be filed with the SEC for the year ended December 31, 1998.

  PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

  YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF SUPERIOR AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                                                     APPENDIX A

                           SUPERIOR FINANCIAL CORP.
                         1998 LONG-TERM INCENTIVE PLAN

 1. PURPOSE

  The purpose of the Superior Financial Corp. 1998 Long-Term Incentive Plan is to provide incentives and rewards for Employees of the Company and its Subsidiaries (i) to support the execution of the Company's business and human resource strategies and the achievement of its goals, (ii) to associate the interests of Employees with those of the Company's shareholders, (iii) provide Employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value, (iv) maintain competitive compensation levels, and (v) provide an incentive to Employees for continuous employment with the Company. The Plan permits the grant of non-qualified stock options, incentive stock options, stock appreciation rights, and restricted and performance shares.

 2. DEFINITIONS

  "Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), restricted and performance shares, and stock appreciation rights all on a stand alone, combination, or tandem basis, as described in or granted under this Plan.

  "Award Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award made to such Participant under this Plan, in the form prescribed by the Committee.

  "Board" means the Board of Directors of the Company.

  "Change of Control" shall have them meaning specified in Section 11(b).

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the Committee appointed by the Board, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall be composed of no fewer than the minimum number of disinterested persons as may be required by Rule 16b-3.

  "Common Stock" means the common stock of the Company.

  "Company" means Superior Financial Corp., a thrift holding company under the Homeowners' Loan Act, organized in Delaware and headquartered in Fort Smith, Arkansas.

  "Employee" means an employee of the Company or a Subsidiary.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" means the closing price of the Common Stock as reported on the national stock exchange on which the Company's shares are actively traded on the relevant valuation date or, if there were no Common Stock transactions on the valuation date, on the next preceding date on which there were Common Stock transactions. If the Common Stock is not listed on such, or similar exchange, "Fair Market Value" means the last price at which shares were issued by the Company or traded in a private transaction.

  "Incentive Stock Option Plan" means all terms and provisions of this "Plan" applicable to incentive stock options under Section 422 of the Code.

  "Participant" means an Employee who has been granted an Award under this Plan.

  "Performance Goals" means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period, or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period, that meet the requirements to be considered pre-established performance goals under Section 162(m) of the Code: earnings or earnings growth; earnings per share; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

  "Performance Period" means the period of time designated by the Committee applicable to a Performance Share during which the Performance Goals shall be measured.

  "Performance Share" shall have the meaning specified in Section 6(c).

  "Plan" means this Superior Financial Corp. 1998 Long-Term Incentive Plan.

  "Plan Year" means a twelve-month period beginning with January 1 of each year.

  "Reporting Person" means an officer or director of the Company subject to the reporting requirements of Section 16 of the Exchange Act.

  "Stock Appreciation Rights" or "SARs" shall have the meaning specified in
Section 6(d).

  "Subsidiary" means any corporation or other entity in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

 3. ELIGIBILITY

  Employees eligible for participation in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making the selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the Employee's functions, responsibilities, value of services to the Company, past and potential contributions to the Company's profitability and growth.

 4. PLAN ADMINISTRATION

  (a) This Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion from time to time to:

    (i) designate the Employees or classes of Employees eligible to participate in the Plan;

    (ii) subject to the limitations contained herein, grant Awards in such form and amount as the Committee shall determine;

    (iii) impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including vesting schedules, price, and performance standards (including Performance Goals);

    (iv) determine payment alternatives such as cash, stock, or other means of payment consistent with the purpose of this Plan;

    (v) determine such other terms and conditions as the Committee shall deem appropriate; and

    (vi) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

  (b) Except as otherwise required by this Plan, the Committee shall have authority in its sole discretion to interpret and construe the provisions of this Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.

  (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Reporting Persons.

 5. STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

  (a) The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market. Subject to adjustment in accordance with the provisions of Section 9, and subject to Section 5(d), (i) the total number of shares of Common Stock that may be issued pursuant to Awards under the Plan (including, without limitation, Awards of Options, SARs, and restricted and Performance Shares) shall not exceed ten percent (10%) of the outstanding Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998, (ii) the total number of shares of Common Stock available for grants of Awards (including, without limitation, Awards of Options, SARs, and restricted and Performance Shares) in any Plan Year shall not exceed one percent (1%) of the outstanding Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998, and (iii) the total number of shares of Common Stock available for grants of restricted stock in any Plan Year that vest solely upon passage of time (for example, without regard to Performance Goals), shall not exceed one-third of one percent of the outstanding Common Stock as reported in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1998.

  (b)  Subject to adjustment in accordance with Section 9 and subject to
       Section 5(a) the total number of shares of Common Stock available for grants of Awards (including without limitation, Awards of Options, SARs, and restricted and Performance Shares) in any Plan Year to any Participant shall not exceed one percent (1%) of the outstanding Common Stock as reported on the Company's Form 10-K for the fiscal year ending December 31, 1998.

  (c) For purposes of calculating the total number of shares of Common Stock available for grants of Awards, the grant of a performance or restricted share Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award.

  (d) There shall be carried forward and be available for Awards under this Plan in each succeeding Plan Year, in addition to shares of Common Stock available for grant under paragraph (a) of this Section 5, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section 5 for preceding Plan Years; and (ii) shares of Common Stock represented by Awards which have been cancelled, forfeited, surrendered, terminated or expire unexercised during preceding Plan Years.

 6. EMPLOYEE AWARDS UNDER THIS PLAN

  As the Committee may determine, the following types of Employee Awards may be granted under this Plan to Employees on a stand alone, combination, or tandem basis:

  (a) Stock Option. A right to purchase for cash or shares a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

  (b) Incentive Stock Option. An award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section as it may be amended from time to time.

  (c) Restricted and Performance Shares. A transfer of shares of Common Stock to a Participant, subject to such restrictions or other incidents of ownership, or subject to specified Performance Goals for such periods of time as the Committee may determine.

  (d)  Stock Appreciation Rights.

    (i) Subject to the terms and conditions of the Plan, Stock Appreciation Rights ("SARs") may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

    (ii) A "Freestanding SAR" means a SAR that is granted independently of any other Award. A "Tandem SAR" means a SAR that is granted in connection with a related Award, particularly a stock option, including an incentive stock option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related option (and when a share is purchased under the option, a Tandem SAR shall similarly be cancelled).

    (iii) The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 5 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

    (iv) The grant price of a Freestanding SAR shall equal the Fair Market Value of a share of Common Stock on the date of grant of the SAR. The grant price of Tandem SARs shall equal the exercise price of the related option.

    (vi) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the shares of Common Stock subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A Tandem SAR may be exercised only with respect to the shares of Common Stock for which its related option is then exercisable.

    (viii) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

    (ix) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

    (x) Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however that such term shall not exceed ten (10) years.

    (xi) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

       (A) The difference between the Fair Market Value of a share of Common Stock on the date of exercise over the grant price; by

       (B) The number of shares of Common Stock with respect to which the SAR is exercised.

  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Common Stock of equivalent value, or in some combination thereof.

    (xi) Section 16 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act.

 7. OTHER TERMS AND CONDITIONS

  (a) Assignability. With respect to Incentive Stock Options only, except to the extent, if any, as may be permitted by the Code and rules promulgated under Section 16 of the Exchange Act, (i) no Incentive Stock Option shall be assignable or transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and (ii) during the lifetime of a Participant, the Incentive Stock Option shall be exercisable only by such Participant or such Participant's guardian, legal representative, or assignee pursuant to a domestic relations order.

  With respect to other Awards, unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"), (i) no Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order, and (ii) during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant's guardian, legal representative or assignee pursuant to a domestic relations order or, if applicable, the Permitted Transferees.

  (b) Death of Participant. Upon the death of a Participant, any rights to the extent exercisable on the date of death may be exercised by the Participant's estate, or by a person who acquires the right to exercise the Award by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining effective term of the Award and one year after the Participant's death.

  (c) Retirement or Disability. Upon termination of the Participant's employment by reason of retirement or permanent disability (in each case as determined by the Committee), the Participant may, within thirty-six months from the date of termination, exercise any Award to the extent such Award otherwise is exercisable during such thirty-six months, pursuant to the terms of this Plan and the Award Agreement.

  (d)  Termination for Other Reasons. Except as provided in Section 7(b) and
       (c), or except as otherwise determined by the Committee, all Awards shall terminate three (3) months after the termination of the Participant's employment.

  (e) Exercise of Option by Transferee. Upon the transfer of (i) an Incentive Stock Option to a beneficiary of devisee, or (ii) an option other than an Incentive Stock Option to any transferee pursuant to a transfer approved by the Committee, such transferee shall have the balance of the original exercise period within which to exercise the transferred option.

  (f) Award Agreement. Each Award under this Plan shall be evidenced by an Award Agreement executed by the Company and the holder of the Award, stating the number of shares of Common Stock subject to the Award in such form as the Committee may from time to time determine. Each Award shall be effective upon the decision of the Committee to grant the Award, which shall be deemed the date of grant of the Award.

  (g) Rights As A Shareholder. Except as otherwise provided herein or in any Award Agreement, a Participant shall have no right as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant or his guardian or legal representative is the holder of record of such shares.

  (h) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

  (i) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate.

  (j) Tax Withholding. The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Common Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Any such election is subject to the following restrictions: (i) the election must be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election must be subject to the disapproval of the Committee. To the extent required to comply with rules promulgated under Section 16 of the Exchange Act, elections by Reporting Persons are subject to the following additional restrictions:
       (i) no election shall be effective for a Tax Date which occurs within six months of the grant of the award; and (ii) the election must be made either (A) six months or more prior to the Tax Date or (B) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

  (k) Restrictions On Sales and Exercise. With respect to Reporting Persons, and if required to comply with rules promulgated under Section 16 of the Exchange Act (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of shares of Common Stock by the Participant for at least six months from the date of grant, and (ii) shares of Common Stock acquired pursuant to this Plan (other than shares of Common Stock acquired as a result of the granting of a "derivative security") may not be sold or otherwise disposed of for at least six months after acquisition.

  (l) Requirements of Law. The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed. As a condition precedent to the issue of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

 8. AMENDMENTS

  (a) Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time, may amend or modify this Plan. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically Rule 16b-3 under the Exchange Act and the Code.

  (b) No amendment, modification or termination of this Plan shall in any manner adversely affect any Awards theretofore granted to a Participant under this Plan without the consent of such Participant.

 9. RECAPITALIZATION

  The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change. Any such adjustment may provide for the elimination of fractional shares.

10. NO RIGHT TO EMPLOYMENT

  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. Moreover, the Committee's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

11. CHANGE OF CONTROL

  (a) Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:

    (i) automatic maximization of performance standards, lapse of all restrictions and acceleration of any time periods relating to the exercise, realization or vesting of such Awards so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Agreement;

    (ii) Performance Shares may be paid, in the Committee's discretion, entirely in cash;

    (iii) upon exercise of a stock option or an incentive stock option (collectively, an "Option") during the 60-day period from and after the date of Change of Control, the Participant exercising the Option may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, as to any person who is a Reporting Person, and notwithstanding any other provision of this Plan, that if the end of such 60-day period is within six months of the date of grant of an Option held by such Reporting Person, such Option shall be cancelled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this subparagraph 11(a)(iii) the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control, and (ii) if the Change of Control is the result of a transaction or series of transactions described in subparagraphs (i) or (iii) of Paragraph 11(b) (the definition of Change of Control), the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of subparagraph 11(b) (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition);

    (iv) following a Change of Control, if a Participant's employment terminates for any reason other than retirement under a retirement plan of the Company or death, any Options held by such Participant may be exercised by such Participant until the earlier of three months after the termination of employment or the expiration date of such Options; and

    (v)    all Awards shall become non-cancelable.

(b) A "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

    (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 25% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that neither of the following shall constitute a Change of Control: (A) any acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or (B) any acquisition by any corporation if, following such acquisition, more than 50% of the then outstanding voting shares of stock of such corporation are owned, directly or indirectly, by all or substantially all of the persons who were the owners of the Common Stock of the Company immediately prior to such acquisition:

    (ii) individuals who, as of the effective date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

    (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation.

    (iv) approval by the shareholders of the Company of a (i) complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock of the Company and outstanding securities of the Company, as the case may be.

  (c) Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, the provisions of this Article 11 may not be terminated, amended, or modified on or after the date of a Change of Control to effect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

12. GOVERNING LAW

  To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Arkansas.

13. INDEMNIFICATION

  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Code or Regulation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14. SAVINGS CLAUSE

  This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to Incentive Stock Options, Section 422 of the Code, and with respect to those Employees who are Reporting Persons, Rule 16b-3 under the Exchange Act. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by laws, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Section 422 of the Code and Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning this Plan with respect to other Participants.

15. EFFECTIVE DATE AND TERM

  The effective date of this Plan is the date of approval by the Company's
Board of Directors, which date is      , 1998. Awards may be granted on or
after the effective date, subject in the case of the Incentive Stock Option Plan, only, to its approval by the Company's shareholders within twelve (12) months thereafter. This Plan shall remain in effect until the tenth anniversary of its effective date.

                      SOLICITED BY THE BOARD OF DIRECTORS
                                     PROXY
                                  Common Stock
                            Superior Financial Corp.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1999

  The undersigned hereby appoints C. Stanley Bailey and C. Marvin Scott and either of them, or such other persons as the Board of Directors of Superior Financial Corp. ("Superior"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $0.01, of Superior (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on May 12, 1999 and at any and all adjournments thereof.

1. Election of Directors:

   NOMINEES FOR A TERM EXPIRING IN 2000: C. Stanley Bailey, C. Marvin Scott, Boyd W. Hendrickson, John M. Stein and David E. Stubblefield

         [_] FOR ALL NOMINEES                 [_] WITHHOLD
             listed except                        AUTHORITY to
             as marked to the                     vote for all
             contrary                             nominees

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

2. Approval of 1998 Long Term Incentive Plan:

         [_] FOR approval of the        [_] AGAINST               [_] ABSTAIN
             Incentive Plan                 approval of the
                                            Incentive Plan

                               (continued on back)

3. Ratification of Ernst & Young LLP as Superior's independent auditors:

      [_] FOR ratification     [_] AGAINST           [_] ABSTAIN
                                   ratification



4. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unavailable or unable to serve or for good cause cannot serve, and to vote upon matters incident to the conduct of the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1, FOR APPROVAL OF THE INCENTIVE PLAN, FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS RESPECTING ITEM 4.

                         Please sign and date this proxy.

                                             Dated: ________________, 1999

                                             Phone No.

                                             __________________________
                                             (Signature of Stockholder)

                                             (Signature of
                                             Stockholder, if more
                                             than one) Please sign
                                             exactly as your name
                                             appears on the
                                             envelope in which this
                                             material was mailed.
                                             Agents, executors,
                                             administrators,
                                             guardians, and
                                             trustees must give
                                             full title as such.
                                             Corporations should be
                                             signed by their
                                             President or
                                             authorized officer.